UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020

VERUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 7, 2020, the Board of Directors (the “Board”) of Verus International, Inc. (the “Company”) approved the dismissal of RBSM, LLP (“RBSM”) as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending October 31, 2020, with such dismissal effective as of December 7, 2020.

Although RBSM did not complete its audit prior to the date upon which it was dismissed as the Company’s independent registered public accounting firm, from the date of RBSM’s appointment of August 19, 2020, through the date of dismissal of December 7, 2020, there were no disagreements with RBSM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreement in connection with RBSM’s report on the Company’s consolidated financial statements for the fiscal year ended October 31, 2020.

Additionally, during the period from August 19, 2020 through December 7, 2020, there were no reportable events (as described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K).

The Company has provided a copy of the foregoing disclosures to RBSM and requested RBSM to provide the Company with a letter indicating whether or not RBSM agrees with such disclosures. A copy of the letter, dated December 7, 2020 is attached hereto as Exhibit 16.1.

Furthermore, on December 8, 2020, the Board of the Company approved the appointment of Boyle CPA, LLC (“Boyle CPA”) as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending October 31, 2020, effective December 8, 2020.

During the fiscal year ending October 31, 2018, the fiscal year ending October 31, 2019, and the subsequent interim period from November 1, 2019 through December 8, 2020, neither the Company or anyone acting on the Company’s behalf consulted Boyle CPA regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On December 9, 2020, Mr. Chris Cutchens informed the Board of the Company that he was resigning as the Company’s Chief Financial Officer and will support an appropriate transition to be completed by January 8, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from RBSM, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verus International, Inc.

Dated: December 11, 2020	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer

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